WELCOME
TO Fabulous
LAS VEGAS
NEVADA

SILVER STATE BANCORP

Welcome to
Phoenix

June 2008 June 2008 Exhibit 99.1

Forward-Looking Information
During the course of this presentation, management may make projections and forward-
looking statements regarding events or the future financial performance of Silver State
Bancorp.  We wish to caution you that these forward-looking information involve certain risks and uncertainties, including a variety of factors that may cause Silver State’s actual results to differ materially from the anticipated results expressed in these forward-looking statements. Investors are cautioned not to place undue reliance on these forward-
looking statements and are advised to review the risk factors that may affect Silver
State’s operating results in documents filed by Silver State Bancorp with the Securities and Exchange Commission.  Silver State Bancorp assumes no duty to update the forward-looking information made in this presentation.

Issuer:
Issuer:
Silver State Bancorp  (NASDAQ: SSBX)
Silver State Bancorp  (NASDAQ: SSBX)
Rights* Offering Size:
Rights* Offering Size:
Up to $40,000,000
Up to $40,000,000
Expected Insider Participation:
Expected Insider Participation:
$8,515,000**
$8,515,000**
Assumed Standby Commitment:
Assumed Standby Commitment:
$30,000,000
$30,000,000
Use of proceeds:
Use of proceeds:
General corporate purposes including
General corporate purposes including
supporting the capital needs of Silver
supporting the capital needs of Silver
State Bank.
State Bank.
Closing***:
Closing***:
Week of July 28, 2008
Week of July 28, 2008
Lead Deal Manager:
Lead Deal Manager:
Keefe, Bruyette & Woods, Inc.
Keefe, Bruyette & Woods, Inc.
Co-deal Manager:
Co-deal Manager:
Howe Barnes Hoefer
Howe Barnes Hoefer
& Arnett, Inc.
& Arnett, Inc.
*Rights will be transferable
**Minimum expected amount of Insider Participation
*** Assumes the Registration Statement is declared effective by June 30, 2008.
No assurance can be provided that this will occur.
Offering Overview

Pro Forma Capital Ratios
Pro
SSBX Forma
Actual $40M Raise
3/31/08 3/31/08
Equity / Assets 7.40% 9.15%
Tangible Equity / Assets 6.44 8.23
Tier 1 Leverage Ratio 9.34 11.16
Tier 1 Risk-Based Ratio 9.08 10.85
Total Risk-Based Ratio 11.43 13.15

Capital Contingency Planning
We stress tested capital levels under various credit loss
scenarios. For example, in one scenario (see charts on
this slide) we have assumed significant unanticipated
cumulative losses on the loan portfolio over the next 8
quarters aggregating $113 million. This loss would result
in net chargeoffs of $14 million per quarter compared to
our 1  quarter of 2008 net chargeoffs of $9 million. We
also assumed a 1% quarterly growth rate in assets, a
2.37% loan loss reserve as a percentage of gross loans
that decreases to 1.50%, a run rate based on the 1
quarter of $8.5 million of pretax preprovision quarterly
earnings and $40 million of new capital.
This scenario results in Silver State remaining well
capitalized over the next 8 quarters.
The above scenario is for illustrative purposes and is
viewed by Silver State as an extraordinary, unlikely
circumstance and does not reflect Silver State’s
budgeting, business planning prospects, valuation of
losses inherent in its loan portfolio or evaluation of the
adequacy of the allowance for loan losses. It does reflect
one of many potential risk scenarios. The sole purpose
of this stress testing exercise was to determine a
reasonable target level of additional capital to be raised.
Credit Stress Scenario
(for illustrative purposes only)
Assumed
Cumulative Loss Total
Rate Loss
Residential Construction + Land 15% $69,686
Commercial Construction + Land 5% 32,793
CRE 2% 5,137
C&I 2% 2,936
1-4 Family 2% 2,082
Consumer 2% 100
Other 2% 5
   Cumulative Loss $112,740
st
st
Stress Scenario
Pro Forma Projected at or for
$40M Raise 2 Years Ended
1Q08 3/31/2010
Assets $1,952,311 $2,114,073
Tangible Equity 159,510 139,438
Total Risk-Based Capital 250,354 230,282
Pretax Preprovision Earnings $68,640
Estimated Loan Losses 112,740
ALLL Adjustment 12,737
Net Loss (Pre-tax) (31,363)
Net Loss (20,072)
Reserves/Gross Loans* 2.37% 1.50%
Pro Forma
$40M Raise
3/31/08
Tangible Equity / Assets 8.25% 6.66%
Total Risk-based Ratio 13.15% 11.17%
*Gross loans include loans held-for-sale

NEVADA
Las Vegas
Henderson
ARIZONA
UNITED STATES
CALIFORNIA
Kingman
Flagstaff
Prescott
Cottonwood
Congress
Blythe
Phoenix
Mesa

Company Snapshot
Founded in July 1996
Headquartered in Henderson, NV
$1.9 billion in Assets
IPO July 17, 2007 (NASDAQ: SSBX)
17 full service branches in Nevada
and Arizona
Network of 10 LPOs in 7 states with
a focus on SBA loan origination
Source: Company, SNL Financial
Las Vegas

Seasoned Management Team
Experienced Management Team
Name Position
Industry
Experience
Years with
Company
Corey L. Johnson President & CEO 25 12
Michael J. Threet COO & CFO 18 11
Mike Thorell
CLO & Chief Credit
Administration Officer
19 2
Calvin D. Regan President, Silver State Bank 20 12
Thomas J. Russell
Credit Approval
Administrator
27 8
Kirk Viau Chief Risk Officer 18 2
Average 21
8

*Linda Yanke, who is the mother-in-law of our Chairman of the Board, is the only non-insider shareholder to own greater than 10% of our common stock.
** All ownership amounts are as of May 31, 2008.
Significant Insider Ownership
Directors and Executive Officers…………………………35.5%
Directors and Executive Officers…………………………35.5%
Other 10% or Greater Shareholders……………………. 16.2%*
Other 10% or Greater Shareholders……………………. 16.2%*
TOTAL                         51.7%**
TOTAL                         51.7%**

Current Operating Strategy
Strengthening the Balance Sheet & Risk Management
Enhance capital levels in the face of a challenging economic cycle
Diversify the loan portfolio by reducing exposure to construction and land loans while adding commercial loan relationships
Strengthen underwriting and loan administration with enhanced lending guidelines, created an internal loan review department, and added experienced personnel to the Special Asset Department
Grow core deposits and improve the funding mix with strategic deposit gathering programs throughout our branch network
Expand and enhance our successful small business lending program
Continue to provide expertise and service to local entrepreneurs and businesses

Projected population growth of 483,900
(‘07-‘12)—24% growth
7
th
fastest growing MSA in the U.S.
(population growth from ‘00- ‘07)
Projected employment growth of 218,330
(‘07-‘12)—23% growth
Slow employment growth in 2007 of only
7,700 jobs
Net population growth in ‘07 slowed—only
14,114 growth in residential electric meter
count (2%)
Compelling Core Markets
Source: UNLV, Center For Business and Economic Research Aug 07; Feb 08. RL Brown Report Jan 08
‘08 and ‘09 population growth is
expected to be 2.5% annually, improving
to 3.2% annual increase in 2010, 2011
and 2012
2.4% employment growth in 2007 but
may slow to 1% in 2008
Las Vegas Phoenix

Attractive Markets
Resort Industry Investment: 2008 – 2012 & Undetermined
Source: RestRepo Consulting Group LLC, Las Vegas Convention and Visitors Authority
$4.2 $22.5 $8.7 $5.0 $25.6
$0.9
$0
$5
$10
$15
$20
$25
$30
2008 2009 2010 2011 2012 Undetermined
Encore
Planet
Hollywood
M Resort
Fontainebleau
CityCenter
Grand Hyatt
Las Palmas
Hotel
Palazzo
Trump
Aliante
Palms Place
Echelon
Pinnacle
Las Vegas
Convention
Center
Plaza
REI Neon
Royal Palms
Ultimate Sports
Resort
Southern
Highlands
Conrad Hotel
$66.9 B
45,560 add’l rooms
113,900 new jobs (direct,
indirect & induced)
Selected major
projects include…

Deposit Market Share by MSA
MSA: Las Vegas-Paradise, NV
Source: SNL Financial, FDIC Summary of Deposits data as of 06/30/07
2007 2007 2002 2002
Total Total Total Total Change in Change in Change in
2007 Deposits Market Deposits Market Deposits Deposits Market
2007 Branch in Market Share in Market Share 2002-2007 2002-2007 Share
Rank Institution Count ($000) (%) ($000) (%) ($000) CAGR (%) (%)
1 Citigroup Inc. (NY) 15 75,599,672 45.77 191,453 1.25 75,408,219 NM 44.52
2 Washington Mutual, Inc. (WA) 37 63,682,791 38.55 578,424 3.79 63,104,367 156.07 34.76
3 Bank of America Corporation (NC) 58 6,880,801 4.17 4,071,449 26.66 2,809,352 11.07 -22.49
4 Wells Fargo & Company (CA) 82 5,330,652 3.23 3,712,899 24.32 1,617,753 7.50 -21.09
5 Zions Bancorporation (UT) 49 2,365,785 1.43 1,568,021 10.27 797,764 8.57 -8.84
6 Western Alliance Bancorporation (NV) 15 2,116,157 1.28 611,275 4.00 1,504,882 28.19 -2.72
7 U.S. Bancorp (MN) 40 1,514,959 0.92 1,056,691 6.92 458,268 7.47 -6.00
8 Silver State Bancorp (NV) 13 1,096,932 0.66 235,413 1.54 861,519 36.04 -0.88
9 Community Bancorp (NV) 13 1,096,459 0.66 322,466 2.11 773,993 27.73 -1.45
10 Wachovia Corporation (NC) 5 1,030,006 0.62 0 0.00 1,030,006 NM 0.62
11 Marshall & Ilsley Corporation (WI) 1 762,086 0.46 227,751 1.49 534,335 27.32 -1.03
12 First National Bank Holding Company (AZ) 7 494,032 0.30 131,828 0.86 362,204 30.24 -0.56
13 Irwin Financial Corporation (IN) 1 455,414 0.28 139,606 0.91 315,808 26.68 -0.63
14 Colonial BancGroup, Inc. (AL) 12 374,224 0.23 113,034 0.74 261,190 27.05 -0.51
15 Capitol Bancorp Ltd. (MI) 5 353,685 0.21 200,026 1.31 153,659 12.07 -1.10
Totals 407 165,186,383 15,269,389 149,916,994 61.00

1Q ’08 Operating Performance
($ in million, except EPS)
Quarter Ending Full Year
3/31/08 3/31/07 2007 2006
Pre-tax Pre-provision $8.5 $10.3 $48.3 $35.7
Net Income (Loss) ($14.4) $5.6 $24.8 $20.9
Diluted EPS ($0.95) $0.39 $1.68 $1.52
ROAA (3.16%) 1.76% 1.63% 2.13%
ROAE (36.16%) 20.62% 18.84% 23.72%
Net Interest Margin 4.34% 5.72% 5.64% 6.18%
Efficiency Ratio 58.95% 47.76% 46.17% 43.98%
NPA’s / Assets 4.14% 0.02% 0.75% 0.07%
Reserves / Loans 2.50% 1.07% 1.24% 1.10%
NCO’s / Average
Loans
2.30% 0.00% 0.08% 0.07%
Pre-tax Pre-provision income of $8.5 million*
Net loss of $14.4 million and diluted EPS of -$0.95
Net interest income of $18.9 million
Net loans grew an annualized 17.2% in 1Q08 to $1.7 billion
Credit quality has deteriorated, but we significantly bolstered reserve levels to 2.50%
of loans.
* Non GAAP financial measure. The Company believes this information to be useful to provide investorswith a clearer picture of core operating earnings.
Source: Company financials & SNL Financial

$379
$490
$701
$806
$1,210
$1,764
$1,915
$0
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
'02 '03 '04 '05 '06 '07 Q1
'08
Assets ($Mil)
$291
$392
$572
$646
$986
$1,427
$1,572
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
'02 '03 '04 '05 '06 '07 Q1
'08
Deposits ($Mil)
$0.21
$0.38
$0.70
$1.19
$1.52
$1.68
-$0.95 -$0.95
-$0.45
$0.05
$0.55
$1.05
$1.55
'02 '03 '04 '05 '06 '07 Q1
'08
Diluted EPS
$287
$386
$527
$650
$1,039
$1,678
$1,609
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
'02 '03 '04 '05 '06 '07 Q1
'08
Loans ($Mil)
Significant Growth
Proven Track Record of Growth
CAGR: 36%
CAGR: 38%
CAGR: 40%
Source: SNL Financial (CAGRs are based on the 5.25 year period ending on 03/31/08)

Profitability
Historical Profitability
Source: SNL Financial
0.7%
0.9%
1.5%
2.1%
2.1%
1.6%
-3.2% -3.50%
-3.00%
-2.50%
-2.00%
-1.50%
-1.00%
-0.50%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
'02 '03 '04 '05 '06 '07 Q1
'08
ROAA
10.8%
17.7%
23.0%
29.7%
25.9%
22.3%
-40.4%
-50%
-40%
-30%
-20%
-10%
0%
10%
20%
30%
40%
'02 '03 '04 '05 '06 '07 Q1
'08
ROATE
4.1%
4.4%
4.7%
5.8%
6.2%
5.6%
4.3%
3.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
6.5%
'02 '03 '04 '05 '06 '07 Q1
'08
NIM
73%
60%
51%
43%
44%
46%
59%
30%
35%
40%
45%
50%
55%
60%
65%
70%
75%
'02 '03 '04 '05 '06 '07 Q1
'08
Efficiency Ratio

Deposit Composition
Deposit Mix
Total Deposits = $1,572 Million
Source: Company financials (3/31/08)
Savings
1%
Time <
$100,000
38%
Non-Interest
Bearing
Demand
9%
Time >
$100,000
18%
Interest-
Bearing
Checking &
MMDA
34%
Average interest cost of total deposits was 3.92% in 1Q08
Brokered Deposits totaled $674.1 million at March 31, 2008

Loan Portfolio
Portfolio Composition
Total Loans = $1,627 Million
1-4 Family
6%
C&I
9%
CRE
16%
Construction & Land
Development
69%
Consumer
0%
Source: Company financials (3/31/08)
Average yield on total loans was 8.36% in 1Q08

Construction & Land Lending
3/31/08
Balance
($000)
% of
Construction
Loans
% of
Total
Loans
1-4 Family $156,544 29.9 9.6
Multi-Fam. 50,018 9.6 3.1
Hotel 22,553 4.3 1.4
Multi-Use 16,209 3.1 1.0
Industrial 48,991 9.4 3.0
Office 64,951 12.4 4.0
Retail 163,101 31.2 10.0
Other 1,189 0.2 0.1
Total $523,556 100.0 32.2
3/31/08
Balance
($000)
% of
Land
Loans
% of
Total
Loans
Residential Raw $56,116 9.4 3.4
Commercial Raw 54,490 9.1 3.3
Res. Infill 29,645 5.0 1.8
Com. Infill 94,414 15.8 5.8
Res. Land Dev. 169,592 28.4 10.4
Com. Land Dev. 138,196 23.2 8.5
Res. Dev. Land 52,677 8.8 3.2
Com. Dev. Land 1,757 0.3 0.1
Total $596,887 100.0 36.7
Construction Loans By Use Land Loans By Type
Source: Company financials
Commercial Raw
9%
Com. Land Dev.
23%
Residential Raw
9%
Com. Infill
16%
Res. Land Dev.
29%
Res. Dev. Land
9%
Res. Infill
5%
Hotel, 4%
Multi Use, 3%
Office, 12%
Retail, 31%
Multi Family, 10%
Single Family, 30%
Industrial, 9%
Other, 0%

Las Vegas Housing Market
The Las Vegas area housing market continues to experience slower sales activity, significantly less new home permits, and, excluding high rises, a sustained decline in both new and existing home prices.
YTD through April 30, 2008, new home sales totaled 3,142, a 39% decline from last year’s YTD.
April median new home price was $255,615, down 18.4% from a year-ago. April median existing home price was $230,000, a 19.3% decline.
Home permits are down 70% YTD to 1,844, this should help with working out supply.
Existing home sales were up in April and totaled 2,247, which represented a 21% increase from
March and a 30% increase from April 2007.
According to the sources referenced below, it is likely that home prices will continue to trend downward given excess supply before a bottom is reached. However, population growth, job prospects and home loan accessibility will ultimately determine when the cycle will turn.
*Data
provided by Home Builders Research, Inc. and the UNLV Center for Business and Economic Research
The Latest on Las Vegas Housing Market Conditions*

CRE Portfolio
Relationship driven lending
Local market knowledge
Diversified portfolio
Strong segmentation reporting and stress test monitoring
Total Term CRE = $257 Million
3/31/08
($000)
% of CRE
Loans
% of Total
Loans
Multi-Family 9,340 3.6% 0.6
Hotel 4,624 1.8% 0.3
Multi-Use 11,513 4.5% 0.7
Industrial 50,194 19.5% 3.1
Office 63,565 24.7% 3.9
Mini-Storage 4,038 1.6% 0.2
Retail 81,037 31.5% 5.0
Other 32,557 12.7% 2.0
Total $256,868 100.0% 15.8%
Experienced CRE Lender
Hotel
1.8%
Multi-Use
4.5%
Industrial
19.5%
Mini-Storage
1.6%
Retail
31.5%
Multi Family
3.6%
Office
24.7%
Other
12.7%
Source: Company financials

Small Business Lending
Extensive Reach in Small Business Lending
Ten LPOs operating in seven states (CA, CO, FL, NV, OR, UT and WA)
Leading small business lender in Nevada and Arizona
Established track record of profitable growth
Experienced management team
Experience garnered from LPOs can serve as an evaluation tool for potential acquisitions or de novo bank formations
$0
$50
$100
$150
$200
$250
2005 2006 2007 1Q08*
1Q08 Small Business Loan Origination by Type Total Small Business Loan Origination
504
49%
Conv
38%
Dir Fund
3%
Express
2%
7A
8%
Note: Dollars in millions
Source: Company documents
*Annualized

Small Business Lending
Gain on Sale of Loans as a % of Pretax Income
32.2%
20.5%
14.0%
12.8%
13.3%
0%
5%
10%
15%
20%
25%
30%
35%
2003Y 2004Y 2005Y 2006Y 2007Y
Source: Company Earnings Release for 4Q 2007, SNL Financial

Strengthening Credit Culture
Engaged highly regarded third party loan review firm to assist our efforts in identifying credit weaknesses and potential credit losses
Aggressively updating appraisals, particularly real estate collateral underlying construction and land loans
Recently named a new Chief Lending Officer/Chief Credit
Administration Officer with considerable banking experience in the
Southwestern U.S.
Enhanced our lending guidelines, created an internal loan review department, and added staff to our Special Asset Department
Ensure that we continue to closely monitor local economic conditions and forecast the potential affects on our loan portfolio in the future.
Steps Taken to Identify Problems and Enhance Oversight

Third Party Loan Review - Summary
In April, 2008, Silver State hired an independent third party loan review firm to assess the quality of the bank’s construction and land portfolios.
The residential review was completed in April and the loan loss reserve as of
March 31, 2008 reflected that review. The commercial review was completed in May and resulted in just 6% of downgrades, which will be reflected in the second quarter’s loan loss provision.
The review assessed the quality of 157 construction and land loans totaling
$640 million.
Loans reviewed included all “Pass” grade, non Watch List construction and land loans with an outstanding balance of $3 million or more, representing 57% of total construction and land loans outstanding as of March 31, 2008.
127 of the loans reviewed totaling $519 million, or 81%, received a “Pass”
grade.
30 of the loans reviewed totaling $121 million, or 19%, were downgraded.
Residential Downgrades = $104 million
Commercial Downgrades = $17 million

Nonperforming Loan Mix and Ratios
Commercial Land,
3.0%
Commercial &
industrial, 0.4%
Residential
Construction ,
25.7%
Commercial real
estate, 2.6%
Residential real
estate, 0.2%
Residential Land,
55.9%
Commercial
Construction,
12.2%
Source: Company financials
Amount ($000s) % of NPAs % of Loan Type
Residential Construction
$20,052 25.7% 12.8%
Commercial Construction
9,473 12.2% 2.6%
Residential Land
43,614 55.9% 14.2%
Commercial Land
2,349 3.0% 0.8%
Commercial RE 2,003 2.6% 0.8%
Residential RE
143 0.2% 0.1%
Commercial & Industrial
317 0.4% 0.2%
Total $77,951 100.0%

Criticized
*
Loan Mix and Ratios
Amount ($000s) (%) % of Loan Type
Residential Construction
$43,953 16.0% 28.1%
Commercial Construction
47,412 17.3% 12.9%
Residential Land 112,507 41.0% 36.5%
Commercial Land
64,215 23.4% 22.2%
Commercial RE
1,391 0.5% 0.5%
Residential RE 4,220 1.5% 4.1%
Commercial & Industrial
833 0.3% 0.6%
Total $274,531 100.0%
Commercial Land,
23.4%
Commercial &
industrial, 0.3%
Residential
Construction ,
16.0%
Commercial real
estate, 0.5%
Residential real
estate, 1.5%
Residential Land,
41.0%
Commercial
Construction,
17.3%
* Loans categorized as Special Mentioned, Substandard, Doubtful, and Loss; At March 31, 2008 all the problem loans were classified Substandard.
Source: Company financials (3/31/08)

4.14%
0.75%
0.07%
0.15%
0.15%
1.28%
0.71%
0.08%
0.14%
0.27%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
2004 2005 2006 2007 Q1 '08
Nonperforming Assets  & Net Charge Offs
NPAs / Total Assets
Silver State Bancorp
Peer Group – So. Cal, NV, AZ Banks with $500 million to $2 billion in assets
NCOs/Average Loans
0.01%
0.11% 0.07%
0.08%
2.30%
0.05% 0.05%
0.10%
0.28%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
2004 2005 2006 2007 Q1 '08
Source: SNL Financial

Loan Loss Reserve / Gross Loans
LLR / Gross Loans
Silver State Bancorp
Peer Group – So. Cal, NV, AZ Banks with $500 million to $2 billion in assets
Source: SNL Financial
1.26%
1.14%
1.10%
1.24%
2.50%
1.12%
1.09%
1.10%
1.21%
1.35%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
2004 2005 2006 2007 Q1 '08

Presence in high-growth markets in Southwestern U.S. with strong expected population growth
Strategy to expand branch network in existing markets
Experienced construction, land development and real estate
lender
Growing, national small business lending platform with proven results
Focused on core deposit gathering through branch network
Long standing relationships with customers
Local market knowledge and product expertise
High-touch, responsive customer service
Performed full scale third party loan review and aggressively updating appraisals
Enhanced underwriting and oversight of credit portfolio
Added staff to special assets group
Experienced management team
Significant experience in the community banking business model
Local bankers with proven track record in local markets
Operates in Attractive
Markets
Experienced
Management with Track
Record of Success
Focused Expertise with
Proven Track Record of
Success
Competitive Advantage
Strengthening Credit
Function
Investment Highlights